                                             EXHIBIT 10.1

                        AMENDMENT SIX TO CREDIT AGREEMENT

          This Amendment Six is dated as of August __, 1996 and is made by and among Halsey Drug Co., Inc., a New York corporation (the "Borrower"), The Chase Manhattan Bank, as successor in interest to The Chase Manhattan Bank (National Association) ("Chase"), Israel Discount Bank of New York ("IDB"), The Bank of New York ("BNY," and together with Chase and IDB, the "Banks") and The Chase Manhattan Bank, as successor in interest to The Chase Manhattan Bank (National Association), in its capacity as agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 22, 1992;

          WHEREAS, such Credit Agreement was amended by Amendment One ("Amendment One") dated as of June 4, 1993, executed by each of the Borrower, the Banks and the Agent, further amended by Amendment Two ("Amendment Two") dated as of January 12, 1994, further amended by Amendment Three ("Amendment Three") dated as of May 12, 1994, further amended by Amendment Four ("Amendment Four") dated as of July 21, 1994, further amended by Amendment Five ("Amendment Five") dated as of March 21, 1995 and further amended by a letter agreement (the "November 16, 1995 Letter Agreement") dated November 16, 1995 (such Credit Agreement, as so amended, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested the Banks and the Agent to further amend the Credit Agreement as provided herein in order to, INTER ALIA, facilitate its ability to comply with the terms and conditions thereof and the Banks have consented to do so on the terms and subject to the conditions set forth herein and in the other Restructuring Documents;

          NOW, THEREFORE, in consideration of the premises and under the authority of Section 5-1103 of the New York General Obligations Law, the Borrower, the Banks and the Agent agree as follows:


          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.


          2.  AMENDMENT.  Effective as of the later of (i) the date hereof and
(ii) the satisfaction of all conditions specified in Section 3 hereof, the Credit Agreement is hereby amended as follows:

              2.1 The terms "this Agreement," "hereunder" and similar references in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement and further amended hereby.

              2.2 Section 1.1 of the Credit Agreement is amended by changing the definitions of "EXPIRATION DATE," and "RESTRUCTURING DOCUMENTS" to read, in their entirety, as follows:

              "EXPIRATION DATE" means the earlier of (i) December 31, 1996 and
(ii) the date upon which the Commitments are terminated or reduced in amount to zero; PROVIDED that if all liabilities are declared due and payable upon an Event of Default pursuant to the provisions of Part 11, the Expiration Date shall be the date such liabilities are declared due and payable.

              "RESTRUCTURING DOCUMENTS" means Amendment Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement, Amendment Six, the Warrants, the Warrant Amendments, the Registration Rights Agreements, the New Warrants, the Second Warrant Amendments and any documents delivered or entered into pursuant to or in connection with Amendment Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement, Amendment Six, the Warrants, the Warrant Amendments, the Registration Rights Agreements, the New Warrants or the Second Warrant Amendments, in each case as such agreements or documents may be amended or replaced from time to time.

              2.3 Section 1.1 of the Credit Agreement is further amended by adding the following definitions at the appropriate places in the alphabetical order:

              "AMENDMENT SIX" means Amendment Six to Credit Agreement among the Borrower, Chase, IDB, BNY and the Agent dated as of August __, 1996 amending the terms of this Agreement.

              "AMENDMENT SIX EFFECTIVE DATE" means the later of (i) the date as of which Amendment Six was executed and (ii) date of the satisfaction of all conditions to effectiveness specified in Section 3 of Amendment Six.

              "NOVEMBER 16, 1995 LETTER AGREEMENT" means the letter agreement dated November 16, 1995 among the Borrower, the Banks and the Agent.

              2.4 Section 2.3 of the Credit Agreement is amended by adding the following sentences at the end thereof:

                   2.3                  On the Expiration Date the
     Borrower shall also pay to the

     Agent, for the account of the Banks, a commitment fee at the rate of 1% per annum, such commitment fee to accrue daily from and including September 1, 1995 to but excluding the date upon which all of the Loans are repaid in full, on the amount of the total Commitments (the total Commitments being the outstanding principal balance of the Loans) for each day during such period.

              2.5 Section 2.4 of the Credit Agreement is amended by adding the following sentence at the end thereof

                   2.4 AGENCY FEES. On the Expiration Date the Borrower shall also pay to the Agent for its account an agency fee of $2,500 per month
     (or portion thereof) for the period from September 1, 1995 through July 31, 1996 and $4,000 per month (or portion thereof) from August 1, 1996 through date upon which all of the Loans are repaid in full.

              2.6 Section 2.5.2 of the Credit Agreement is amended to read, in its entirety, as follows:


                   2.5.2 On the Expiration Date, the Borrower shall pay to the Agent for the account of each Bank a fee equal to 3% of the total Commitments (the total Commitments being the principal balance of the Loans) of all of the Banks as of August 31, 1995, minus any portion of such fee that was previously paid in connection with the November 16, 1995 Letter Agreement, to be paid to the Banks pro rata in accordance with their Pro Rata Commitment on August 31, 1995.

              2.7 The financial covenants in Part 9 of the Credit Agreement are hereby amended and will be reflected in a subsequent amendment to the Credit Agreement as the parties hereto shall agree in good faith.

              2.8 Part 10 of the Credit Agreement is amended by adding the following after Section 10.11:

                   10.12 The Borrower shall not, and shall not permit any of its Subsidiaries or any joint venture to which it or any of its Subsidiaries is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower) to, amend, modify or waive, or consent to any amendment, modification, or waiver of, either orally or in writing, any provision of any security, instrument, agreement or other document governing any obligation of the Borrower, any Subsidiary of the Borrower or any joint venture to which the Borrower or any Subsidiary of the Borrower is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower), in respect of any

     Indebtedness, including, without limitation, any provision of the convertible subordinated debentures issued by the Borrower regarding the conversion of such debentures or the terms of subordination of payment of such debentures, nor shall the Borrower enter into or incur, or permit any of its Subsidiaries or any joint venture to which it or any of its Subsidiaries is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower) to enter into or incur, obligations with respect to Indebtedness for borrowed money or in respect of bonds, notes, debentures or other such instruments, other than those obligations in existence on the Amendment Six Effective Date or arising under documents delivered to the Agent and the Banks in connection with Section 3.5 of Amendment Six; in each case without the prior written consent of the Controlling Banks.

                   10.13 The Borrower shall not, and shall not permit any of its Subsidiaries or any joint venture to which it or any of its Subsidiaries is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower) to, make any payments with respect to any obligation of the Borrower, any Subsidiary of the Borrower or any joint venture to which the Borrower or any Subsidiary of the Borrower is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower) with respect to any Indebtedness, the payment of which is in any manner subordinated to the payment of the Obligations, including, without limitation, the convertible subordinated debentures issued by the Borrower, without the prior written consent of the Controlling Banks, other than (x) mandatory payments of interest made in accordance with the subordination provisions applicable to such obligations and (y) in the case of the Borrower's convertible subordinated debentures and any other obligations that may, by their terms, be converted into equity other than at the option of the holder thereof, the minimum mandatory interest payments required to be paid prior to the earliest date upon which such obligation may be converted into equity other than at the option of the holder thereof.


              2.9 Section 11.5 of the Credit Agreement is amended to read, in its entirety, as follows:

                   11.5 Borrower shall default in the performance of (a) any of the covenants contained in Section 8.13, 10.12 or 10.13 or (b) any other covenant, condition, or provision hereof or of any other Loan Document and, solely in the case of (b), such default shall not be remedied within a period of fifteen (15) days after written notice thereof to the Borrower from any Bank.

              2.10  Part 13 of the Credit Agreement is amended by amending
Section 13.4.1 to read, in its entirety, as follows:

                   13.4.1 The Borrower agrees to pay or reimburse each Bank for paying: (a) all reasonable costs and expenses of each Bank (excluding fees and disbursements of each Bank's legal counsel except as provided in clauses (b), (c) and (f) below) in connection with the preparation, execution and delivery of, the making of Loans under, and the enforcement and/or collection of, this Agreement, the Notes, the Loan Documents, Amendment One, Amendment Two, Amendment Three,
     Amendment Four, Amendment Five, the November 16, 1995 Letter
     Agreement, Amendment Six, the Warrants, the Warrant Amendments, the
     New Warrants, the Second Warrant Amendments, the Registration Rights Agreements or any other document referred to herein; (b) the reasonable fees, charges, costs and expenses, if any, of Nixon, Hargrave, Devans & Doyle, special counsel to the Banks, in connection with the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents, Amendment One and other related or ancillary documents; (c) the reasonable fees, charges, costs and expenses of Howard, Darby & Levin, special counsel to the Banks, and of counsel to each of the Banks (whether outside counsel or counsel who are employees of the Agent or any of the Banks, PROVIDED, HOWEVER, the Borrower shall not be obligated to pay fees of counsel who are employees of the Agent or any of the Banks in connection with and involved in negotiating, drafting, reviewing or preparing of Amendment Five or Amendment Six) in connection with the negotiation, preparation, execution and delivery of the Loan Documents, Amendment
     Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement, Amendment Six and the other Restructuring Documents; (d) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, the Notes, the Loan Documents or any other documents related to any of the foregoing; (e) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement, the Notes, the Loan Documents or any other documents related to any of the foregoing; and (f) any and all reasonable and necessary expenses paid or incurred by each Bank (including, without limitation, reasonable attorneys' fees, charges, costs and expenses of Howard, Darby & Levin, special counsel to the Banks, and of counsel to each of the Banks, whether outside counsel or counsel who are employees of the Agent or any of the Banks), if any, in connection with the enforcement or collection of this Agreement, the Notes, the Loan Documents, the Restructuring Documents or any guaranty or collateral security for Indebtedness under the Notes arising after the occurrence of any event, condition or act which with notice or lapse of time or both would constitute an Event of Default, unless such occurrence is cured by Borrower within any applicable grace period or such reimbursement is not required by the terms of such consent or waiver granted by Bank in respect of such occurrence. The obligations of Borrower under this Section 13.4.1 shall survive the payment of the Notes.


          3. CONDITIONS TO EFFECTIVENESS. This Amendment Six shall not become effective except upon the fulfillment of each of the conditions set forth in Sections 3.1 through 3.9 inclusive and the Agent and the Banks shall have additionally received all the documents and payments described below, each document being in form and substance reasonably satisfactory to the Bank and their counsel.

              3.1 RECEIPT OF COUNTERPARTS. The Agent and the Banks shall have received signed counterparts of this Amendment Six from the Borrower and each of the Banks.

              3.2 INTEREST AND PRINCIPAL PAYMENTS. The Agent shall have received (in immediately available funds) for the ratable benefit of the Banks:
(a) all interest payments due or scheduled to fall due on or before the first Business Day of August, 1996 (PROVIDED, HOWEVER, that if the interest payment scheduled to fall due on the first Business Day of August, 1996 is made prior to such date, it shall be held in the escrow described in clause (b) below and paid by the Agent to the Banks on the first Business Day of August, 1996), (b) an amount equal to the interest payments that will be due and payable on the first Business Day of September, 1996 and the first Business Day of October, 1996 (assuming no further reduction of the Commitments after the effective date of Amendment Six), such amount (together with any amount required to be placed in escrow in respect of the August 1, 1996 interest payment) to be placed in escrow with the Agent for the benefit of the Banks and to be paid (without any further authorization from the Borrower) by the Agent to the Banks to satisfy any obligation of the Borrower to pay interest under the Credit Agreement and (c) a payment of not less than $200,000, to be applied to reduce the outstanding principal balance of the Loans.

              3.3 FEES AND EXPENSES. The Agent and the Banks shall have received evidence that the Borrower has paid all amounts required to be paid in accordance with Section 13.4.1, including, without limitation, all legal fees and expenses of counsel to Banks in respect of which invoices have been issued on or before the effective date of Amendment Six.

              3.4 SOURCES AND USES STATEMENTS. The Agent and the Banks shall have received statements showing the sources and uses of the proceeds of (a) the offering made pursuant to the Private Placement Memorandum dated June 29, 1995,
(b) the offering made pursuant to the Private Placement Memorandum dated November 20, 1995 and (c) any other offering presently contemplated by the Borrower.

              3.5 OTHER DEBT INSTRUMENTS. The Agent and the Banks shall have received certified copies of the securities, instruments, agreements and other documents governing all debt obligations (other than the Obligations owed to the Banks under the Credit Agreement) of the Borrower, each Subsidiary of the Borrower and each joint venture to which the Borrower or any Subsidiary of the Borrower is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower), including, without limitation, obligations that are or may be convertible into equity of the Borrower and any new debt obligations the Borrower or any Subsidiary intends to incur, together with a certificate of the Chief Executive Officer of the Borrower stating that (a) such copies are true and correct copies, (b) such copies represent all of the instruments, documents and agreements relating to debt obligations to which the Borrower, any Subsidiary of the Borrower or any joint venture to which the Borrower or any Subsidiary of the Borrower is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower)is a party or by which any of its assets is bound, (c) neither the Borrower nor any Subsidiary nor or any joint venture to which the Borrower or any Subsidiary of the Borrower is a party (regardless of whether or not such joint venture is itself a Subsidiary of the Borrower) has issued, or is a party to, any securities, instruments, agreements or other documents evidencing or relating to obligations to pay money other than those included in such copies and (d) such instruments, agreements and documents are in full force and effect and have not been modified, amended or waived in any manner, except as disclosed explicitly in writings, copies of which are included therewith; and all such securities, instruments, agreements and other documents, shall be in form and substance acceptable to the Agent and the Banks in their sole and absolute discretion (including, without limitation, with respect to provisions governing convertibililty and subordination).

              3.6 RESOLUTIONS. The Agent and the Banks shall have received certified copies of the resolutions of the Board of Directors of the Borrower, Houba, Inc., Blue Cross Products, Inc., Halsey Pharmaceuticals, Inc. and The Medi-Gum Corporation authorizing and consenting to Amendment Six of the Credit Agreement and the effects upon any Security Documents to which each of the above-mentioned corporations is a party.

              3.7 SHAREHOLDER CONSENT. The Agent and the Banks shall have received certified copies of consents of the Shareholders of Houba, Inc., Blue Cross Products, Inc., Halsey Pharmaceuticals, Inc. and The Medi-Gum Corporation approving and ratifying the consent of each such corporation to Amendment Six of the Credit Agreement and the effect upon any Security Documents to which each of the above-mentioned corporations is a party.

              3.8 OPINION OF COUNSEL. The Agent and the Banks shall have received an opinion of counsel to the Borrower in respect of this Amendment Six in substantially the form of Exhibit A annexed hereto.

              3.9 OTHER DOCUMENTS. The Borrower and each Subsidiary that is a party to any Loan Document shall have executed and delivered to the Agent any instruments or documents needed or, in the determination of the Agent and the Banks, advisable, to effectuate the provisions of the Loan Documents (including prior amendments thereto) including, without limitation, all Uniform Commercial Code financing statements needed or advisable to evidence the perfection of the Liens granted under the Security Documents.


          4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants, with respect to itself and its subsidiaries, to the Agent and each Bank, as of the date hereof, that:

              4.1 The Borrower is indebted to the Banks, and the outstanding principal amount of the Loans is $3,394,574.79 as of the date of execution of this Amendment Six, and interest is continuing to accrue on unpaid principal, together with other fees, costs, and expenses incurred and to be incurred by the Banks;

              4.2 The Loan Documents are in full force and effect, were duly executed by the parties hereto, constitute legal, valid and binding agreements and obligations of the parties thereto, are enforceable in accordance with their respective terms against the parties thereto and are hereby reaffirmed and ratified, as modified by this Amendment Six;

              4.3 This Amendment Six has been duly executed by the Borrower and constitutes a legal, valid and binding agreement and obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

              4.4 The Borrower has, to the best of its knowledge, no defense, counterclaim, offset, cross-claim, claim or demand of any kind or nature whatsoever which can be asserted to reduce or eliminate all or any part of its liability to repay the Loans, which (immediately prior to the effectiveness hereof) are in default and remains due, owing and unpaid and in any event all defenses, counterclaims, offsets, cross-claims, claims and demands are released under Section 5.1;

              4.5 The security interests and Liens granted to the Agent for the benefit of the Banks in the Collateral are valid, in existence, attached, duly perfected and not subject to any pending dispute or direct or indirect challenge or attack or, to the knowledge of the Borrower, any threatened dispute or direct or indirect challenge or attack by any party other than the Borrower, and the grant of such security interests and Liens to the Agent for the benefit of the Banks is hereby reaffirmed; and

              4.6 Nothing but full and complete performance of all the Obligations under the Loan Documents and payment of the Loans in full shall satisfy and discharge the Borrower's liability to the Banks under the Loan Documents.


          5.  RELEASE AND INDEMNIFICATION.

              5.1 The Borrower on behalf of itself and its successors and assigns, hereby forever and irrevocably releases the Agent and each Bank, and their respective officers, directors, representatives, agents, attorneys, employees, affiliates, subsidiaries, successors and assigns, from any and all claims, demands, suits, cross-claims, causes of action, assertions, liabilities, debts, defenses, counterclaims or offsets of any kind or nature whatsoever existing on the date hereof, whether known or unknown, pertaining to, connected with or arising out of the Credit Agreement, Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement, this Amendment Six, the transactions described in the Credit Agreement, Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five, the November 16, 1995 Letter Agreement and/or this Amendment Six, the Loan Documents, or any document, instrument or agreement entered into in connection therewith or herewith or referred to therein or herein or any other obligation of the Borrower to the Agent or any Bank or any of their respective affiliates (collectively, "Claims"). The parties acknowledge that
Section 5.1 does not and shall not apply to Claims that arise after the date hereof.

              5.2 The Borrower further agrees to defend, protect, indemnify, and hold harmless the Agent, the Banks, each of their Affiliates and each of the respective officers, directors, employees, agents, attorneys and consultants (collectively called the "Indemnitees") of the Agent, the Banks and their Affiliates from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees, whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equity, or on contract or otherwise, including any liability and costs under federal, state or local environmental, health or safety laws, regulations, or common law principles, arising from or in connection with any Claims.

              5.3 The Borrower acknowledges that it has been advised by counsel with respect to this Agreement and the release and indemnity contained herein.


          6.  EFFECT ON LOAN DOCUMENTS.

              6.1 Except as expressly amended above, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and in effect and are hereby ratified and confirmed. Although counsel for the Agent has prepared the Credit Agreement and this Amendment Six, the Borrower waives any right to require that any ambiguity or question about the terms thereof or hereof be construed against the Agent or the

Banks.

              6.2 Except as expressly provided in this Amendment Six, nothing contained herein shall constitute a waiver, release or modification of any of the Agent's or the Banks' rights and remedies under, or any of the terms and conditions of, the Loan Documents. The Agent and the Banks expressly reserve all of their rights and remedies under the Loan Documents. Upon the satisfaction of the conditions to effectiveness set forth in Section 3 this Amendment Six, including, without limitation, the making of all payments referred to therein, the Agent and the Banks waive any and all Defaults and Events of Default under the Credit Agreement on or prior to the Amendment Six Effective Date, PROVIDED, HOWEVER, nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default under the Credit Agreement (as amended by this Amendment Six), which Default or Event of Default is in existence after the Amendment Six Effective Date.


          7. GOVERNING LAW. THIS AMENDMENT SIX SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS-OF-LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


          8. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL FOR ANY CONTROVERSY ARISING OUT OF OR PERTAINING TO THIS AMENDMENT SIX, THE LOAN DOCUMENTS, THE RESTRUCTURING DOCUMENTS OR ANY TRANSACTION DESCRIBED HEREIN OR THEREIN.


          9. HEADINGS. Section headings in this Amendment Six are included herein for convenience of reference only and shall not constitute a part of this Amendment Six for any other purpose.

          10. EXECUTION IN COUNTERPARTS. This Amendment Six may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Execution and delivery of this Amendment Six by facsimile shall be as effective as physical delivery of a manually executed counterpart.



                              HALSEY DRUG CO., INC.


                              By:  _________________________
                                   Name:
                                   Title:



                              THE CHASE MANHATTAN BANK,
                                as successor in interest to
                              THE CHASE MANHATTAN BANK, N.A.


                              By: __________________________
                                  Name:
                                  Title:



                              THE BANK OF NEW YORK


                              By: __________________________
                                  Name:
                                  Title:

                              ISRAEL DISCOUNT BANK OF NEW YORK


                              By:  _________________________
                                   Name:
                                   Title:


                              By:  _________________________
                                   Name:
                                   Title:



                              THE CHASE MANHATTAN BANK
                                as successor in interest to
                                THE CHASE MANHATTAN BANK, N.A.,
                                as Agent


                              By:  _________________________
                                   Name:
                                   Title: